Exhibit 99.1

Zeta Global to Acquire Marigold’s Enterprise Business

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Acquisition of Marigold’s enterprise software business aligns with all of Zeta’s guiding M&A principles
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Expected to be accretive to adjusted EBITDA and free cash flow in year one
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Increases penetration of Fortune 500 brands and subscription revenue
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Advances One Zeta model by creating cross-sell and up-sell opportunities to over 100 new global enterprise brands
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Zeta reaffirms third quarter and full year 2025 guidance; transaction is expected to be incremental to Zeta 2028 targets

NEW YORK—September 30, 2025 — Zeta Global (NYSE: ZETA), the AI Marketing Cloud, today announced it has entered into a definitive agreement with Marigold to acquire Marigold’s enterprise software business, including Marigold Loyalty, Cheetah Digital, Selligent, Sailthru, Liveclicker, and Grow.

This acquisition advances four key levers of Zeta’s strategy, including:

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Expanding scale of Zeta’s enterprise customer base: Marigold’s enterprise software business serves more than 100 global enterprise brands, including 20 of the top 100 advertisers and more than 40 Fortune 500 companies.
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Accelerating One Zeta model by creating cross-sell and up-sell opportunities: Zeta will be able to apply its established playbook, as Marigold’s enterprise customer base predominantly leverages Retain use cases, and should benefit from Zeta’s Acquire and Grow use cases. In addition, Zeta will be able to offer a new product in Marigold’s loyalty offering to Zeta’s 567 scaled customers.
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Extending Zeta’s global reach: The acquisition expands Zeta’s EMEA footprint and creates an entry point into APAC.
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Strengthening Zeta’s financial profile: The acquired business had a cost of revenue below 30% in fiscal year ended June 30, 2025 and over 90% of its revenue in fiscal year 2025 was subscription-based and highly-visible. The transaction is expected to be accretive to adjusted EBITDA and free cash flow in year one.

“This acquisition fits squarely within our disciplined criteria to pursue accretive, strategically beneficial M&A and creates a combined business that is far greater than the sum of its parts – a true ‘1+1=4’ opportunity,” said David A. Steinberg, Co-Founder, Chairman, and CEO of Zeta Global. “By combining Marigold’s enterprise marketing strengths in loyalty, omni-channel engagement, and personalization with Zeta’s AI-powered platform and global data assets, we expect to strengthen our combined offerings, deepen customer relationships, and deliver more value to enterprises seeking to capitalize on AI and first-party data. We also believe we will bring substantial benefits to Marigold’s customers through our One Zeta model. We’re excited about partnering with the strong team at Marigold to deliver even greater measurable business outcomes for the world’s leading brands.”

“Marigold’s world-class team has built technologies with a reputation for helping leading brands create meaningful, data-driven customer experiences,” said Michael Gordon, CEO of Marigold. “Zeta, a company with significant resources that shares our commitment to innovation and measurable results, is an ideal home for our products, strategy, and team, and we expect this transaction will result in greater value for Marigold’s customers. I look forward to continuing to lead Marigold’s SMB businesses while I root for the continued growth and success of our enterprise software business as part of Zeta.”

Following transaction close, Zeta will partner closely with the Marigold enterprise team to provide complete continuity for Marigold customers.

Transaction Details

Pursuant to the definitive purchase agreement, Zeta will purchase Marigold’s enterprise software business for total consideration of up to $325 million, subject to customary adjustments. Proceeds will consist of $100 million in cash and $100 million of shares of Zeta’s Class A common stock delivered at closing and a seller note that is payable within three months of closing for an amount equal to up to $125 million in cash and stock.

The transaction is also expected to be incremental to Zeta’s previously issued “Zeta 2028” plan.

Marigold’s SMB businesses, Campaign Monitor, Emma, and Vuture, are not included in the transaction. The transaction is expected to close by the end of 2025 and is subject to customary closing conditions.

Reaffirming 3Q’25 and FY’25 Guidance
Zeta also today reaffirmed its third quarter 2025 and full year 2025 guidance as provided on August 5, 2025.

Conference Call Details
Zeta will host a conference call today, September 30 at 4:30 p.m. Eastern Time, to discuss this acquisition. A live webcast of the conference call and supporting materials can be accessed from the Company’s investor relations website https://investors.zetaglobal.com. A webcast replay will be available on the Company’s website for one year following the call.

Advisors

Morgan Stanley & Co. LLC served as exclusive financial advisor and Latham & Watkins LLP served as legal advisor to Zeta. Willkie Farr & Gallagher LLP served as legal advisor to Marigold.

About Zeta Global
Zeta Global (NYSE: ZETA) is the AI Marketing Cloud that leverages advanced artificial intelligence (AI) and trillions of consumer signals to make it easier for marketers to acquire, grow, and retain customers more efficiently. Through the Zeta Marketing Platform (ZMP), our vision is to make sophisticated marketing simple by unifying identity, intelligence, and omnichannel activation into a single platform – powered by one of the industry’s largest proprietary databases and AI. Our enterprise customers across multiple verticals are empowered to personalize experiences with consumers at an individual level across every channel, delivering better results for marketing programs. Zeta was founded in 2007 by David A. Steinberg and John Sculley and is headquartered in New York City with offices around the world. To learn more, go to www.zetaglobal.com.

Forward-Looking Statements

This press release, together with other statements and information publicly disseminated by the Company, contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and includes this statement for purposes of complying with these safe harbor provisions. Any statements made in this press release that are not statements of historical fact are forward-looking statements and should be evaluated as such. Forward-looking statements include information concerning our anticipated future financial performance, our market opportunities and our expectations regarding our business plan and strategies. These statements often include words such as “anticipate,” “believe,” “could,” “estimates,” “expect,” “forecast,” “guidance,” “intend,” “may,” “outlook,” “plan,” “projects,” “should,” “suggests,” “targets,” “will,” “would” and other similar expressions. We base these forward-looking statements on our current expectations, plans and assumptions that we have made in light of our experience in the industry, as well as our perceptions of historical trends, current conditions, expected future developments and other factors we believe are appropriate under the circumstances at such time. Although we believe that these forward-looking statements are based on reasonable assumptions at the time they are made, you should be aware that many factors could affect our business, results of operations and financial condition and could cause actual results to differ materially from those expressed in the forward-looking statements. Factors that may materially affect such forward-looking statements include, but are not limited to: risks related to our ability to complete the acquisition of Marigold’s enterprise business within the expected timeframe, or at all, and risks related to our ability to achieve the expected benefits of this acquisition. For information regarding other related risks, see the “Risk Factors” section of Zeta’s most recent annual report on Form 10-K and quarterly reports on Form 10-Q. These statements are not guarantees of future performance or results and you should not place undue reliance on these forward-looking statements. These cautionary statements should not be construed by you to be exhaustive and the forward-looking statements are made only as of the date of this press release. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

Contacts:
Investor Relations
Matt Pfau
ir@zetaglobal.com

Press
Candace Dean
press@zetaglobal.com